National Security Life & Annuity Company 810 Seventh Avenue, Suite 3600 New York, New York 10019 Please print all answers.	Mail all applications and
overnight deliveries to:
One Financial Way
Cincinnati, Ohio 45242

Variable Annuity Application	EFFECTIVE MAY 2014 FORM NS-4896-NY REV. 9/13

1.	NScore Product Name

2.	Annuitant

	First Name		Middle			Last

	Street Address	City		State	ZIP		Phone

	SS#/Tax ID#:	— — — — — — — — — Sex: ❒ M ❒ F Date of Birth: - -

3a.	Owner (If different than Annuitant)					3b.	Joint Owner (If applicable) Owner’s Spouse? ❒ Yes ❒ No

	First Name			Middle			First Name			Middle

	Last						Last

	Street Address						Street Address

	City			State	ZIP		City		State	ZIP
	(	)					(	)
	Phone						Phone

	SS#/Tax ID#	— — — — — — — — — —					SS#/Tax ID#	— — — — — — — — — — — —

	Sex: ❒ M ❒ F		Date of Birth:	- -			Sex: ❒ M ❒ F Date of Birth: - -

4.	Beneficiary (If you need to provide additional information use Special Requests, Section 14, or enclose a signed letter of instruction.)

	Beneficiary Name	❒ Primary	❒ Contingent	Beneficiary Name	❒ Primary	❒ Contingent

	Street Address			Street Address

	City	State	ZIP	City	State	ZIP

	( )			( )
	Date of Birth	Phone		Date of Birth	Phone

	Relationship to Annuitant			Relationship to Annuitant

	SS#/Tax ID#			SS#/Tax ID#

FORM NS-4896-NY REV. 9/13	1	EFFECTIVE 5/14

EFFECTIVE MAY 2014

FORM NS-4896-NY REV. 9/13

5.	Initial Purchase Payment

❒ Amount with application $ ❒ 1035 exchange/estimated transfer $

6.	Type of Plan	❒ Non-qualified	❒ Qualified (For qualified plans, select type of plan and payment type below.)

	❒ TSA/403(b)	❒ 401(k)	❒ SEP-IRA	❒ Roth IRA	❒ Roth Conversion

	❒ IRA	❒ 457	❒ SIMPLE IRA	❒ Pension/Profit Sharing	❒ Other

Payment Type:

❒ Rollover ❒ Transfer

❒ Contribution $ for tax year ; $ for tax year

7.	Optional Riders

7a.	Living Benefit Riders: Must invest in Managed Volatility Portfolios. (Complete Section 11 and 12a or 12b in
Allocation of Purchase Payments Section.)

❒	Guaranteed Lifetime Withdrawal Benefit Preferred IS (GLWB Preferred IS) Rider (Not available with NScore Xtra)

❒	Single Life

❒	Joint Life

❒	Guaranteed Lifetime Withdrawal Benefit Plus (GLWB Plus) Rider

❒	Single Life

❒	Joint Life

❒	Guaranteed Principal Protection (GPP) Rider (Not available with GLWB Preferred IS or GLWB Plus Rider.)

7b.	Death Benefit Riders (Only one death benefit rider can be chosen with GLWB Preferred IS or GLWB Plus Rider.)

❒	Premium Protection Death Benefit Rider (Only available with GLWB Preferred IS or GLWB Plus Rider.)

❒	Annual Step-Up Death Benefit Rider

8.	Replacement

Do you have an existing life insurance policy or an annuity? ❒ Yes ❒ No
Will the purchase of this annuity replace or change an existing life insurance policy or an annuity? ❒ Yes ❒ No
(If yes, or 1035 exchange, write insurance company name and contract number in Special Requests, Section 14, and attach any required state replacement and/or transfer forms.)

9.	Rebalancing ❒ Yes (DO NOT CHECK IF ELECTING A LIVING BENEFIT RIDER OR ASSET ALLOCATION MODEL.)

You must allocate to two or more variable Subaccounts to elect rebalancing.

Frequency: (Choose one.) ❒ Quarterly ❒ Semi-Annually ❒ Annually

If this box is checked, variable Subaccounts will be rebalanced to the allocation percentages on this application (unless changed after issue of contract). Rebalancing does not apply to the Fixed Accumulation Account. Living Benefit Riders require rebalancing which we will do automatically. The Subaccounts in any Model are also automatically rebalanced quarterly.

FORM NS-4896-NY REV. 9/13	2	EFFECTIVE 5/14

EFFECTIVE MAY 2014

FORM NS-4896-NY REV. 9/13

10.	Systematic Withdrawals

I (we) wish to start a series of withdrawals from the contract issued pursuant to this application as indicated below (surrender charges may apply, see contract). I understand that it may take up to 30 days to process my systematic withdrawal request.

Select payout option:		Select frequency of payments:

❒	10% of the account value	❒	Monthly

❒	$ flat dollar amount not to exceed 10% of account value	❒	Quarterly

❒	% based on rider	❒	Semi-Annually

❒	72(t) (Form V-4633 must be submitted for 72(t)).	❒	Annually

Any withdrawals under $500 require EFT (Electronic Funds Transfer).

Payment Schedule:

❒	As soon as possible (if current funds are being dollar cost averaged, the first payment will occur immediately following the initial DCA transfer).

❒                     /                    /

                Month                       Day                     Year

Send payment to:

❒	Via EFT to my bank account (Complete section below and attach a voided check.)

❒	Checking Account (Complete section below and attach a voided check.)

❒	Savings Account (Attach a voided, pre-coded deposit slip.)

Account Number	Bank Telephone Number

Bank Name

Bank Address

ABA Routing Number

❒	Directly to my address of record

FORM NS-4896-NY REV. 9/13	3	EFFECTIVE 5/14

EFFECTIVE MAY 2014

FORM NS-4896-NY REV. 9/13

11.	Allocation of Purchase Payments

IMPORTANT: Your purchase payment Allocation selection will depend upon the rider elections made in Section 7 on page 2. Total Allocations to 11a, 11b, and 11c must equal 100%.

a.	_____% Dollar Cost Averaging (DCA)	❒ 6 Month DCA Account - Monthly	❒ 12 Month DCA Account - Monthly
	(Not available with all products.)	❒ 6 Month DCA Account - Quarterly	❒ 12 Month DCA Account - Quarterly

Mixed DCA (Less than 100% to DCA): If you choose to allocate less than 100% of your initial investment to the DCA above and you have selected a rider with Managed Volatility Portfolio Requirements, your selection in Section 12a or 12b must total 100%. If you have not selected a rider with requirements, your remaining immediate allocation selection in Section 12a or 12c should total 100%.

If you choose to DCA transfer into an Asset Allocation Model, complete Section 12a. If you choose to DCA transfer into Managed Volatility Portfolio Requirements (For GLWB Preferred IS, GLWB Plus or GPP Riders), select Managed Volatility Model in 12a or complete Section 12b.

I/we understand that the DCA account value must be at or above the amount that will permit the DCA transfers requested; otherwise these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I/we may also change or terminate these transfers by written notice to National Security Life and Annuity Company. (You may not transfer from the DCA Account to the Fixed Accumulation Account.)

b.	_____%	Fixed Accumulation Account (Not available with GLWB Preferred IS, GLWB Plus or GPP Riders. Not available with all products.)
c.	_____%	Immediate Allocations to Model, Managed Volatility Portfolio Requirements or Variable Subaccounts (Complete 12a, 12b, or 12c.)

12.	Complete appropriate section(s) below as instructed in Section 11.

a.	Asset Allocation Models You may only be in one Asset Allocation Model at any point in time. If you want to take advantage of dynamic models, you must complete Form 7215, Asset Allocation Advisory Agreement.

Models 1-5 are not available with GLWB Preferred IS, GLWB Plus or GPP Riders.

❒ Managed Volatility Model	❒ Model 2 - Moderately Conservative	❒ Model 4 - Moderate Growth

❒ Model 1 - Conservative	❒ Model 3 - Balanced	❒ Model 5 - Growth

b.	Managed Volatility Portfolio Requirements: Complete ONLY if GLWB Preferred IS, GLWB Plus or GPP Riders are elected and you are not selecting the Managed Volatility Model in 12a.

Category Totals must equal 100%. At least 1% of your initial purchase payment must be allocated for each Variable Subaccount selected. Allocation percentage for each Variable Subaccount selected cannot exceed the Maximum Allocation listed below:

Protected Funds - Category Total: Minimum 50% Maximum 100%

Maximum Allocation for each Variable Subaccount listed below is 50%

Federated Managed Tail Risk Fund II	%
Janus Risk Managed Balanced Portfolio	%
Legg Mason Dynamic Multi-Strategy VIT	%
PIMCO Global Diversified Alloc	%
TOPS® Managed Risk Balanced	%
TOPS® Managed Risk Moderate Growth	%
Total Allocated	%

Target Volatility Funds - Category Total: Maximum 50%

Maximum Allocation for each Variable Subaccount listed below is 25%

AllianceBernstein Dynamic Asset Alloc	%
Federated Managed Volatility Fund II	%
Fidelity® VIP Target Volatility Portfolio	%
Goldman Sachs Global Mkts Navg Fund	%
ICON Balanced Portfolio	%
Invesco V.I. Balanced-Risk Alloc Series II	%
Janus INTECH U.S. Low Volatility Portfolio	%
Lazard Retirement Global Dynamic Multi Asset Portfolio	%
TOPS® Managed Risk Growth	%
Total Allocated	%

Category Totals Must Equal 100%

%	+	%	=	%
Protected Funds		Target Volatility Funds		Total Must Equal 100%

FORM NS-4896-NY REV. 9/13	4	Subaccount List Effective 5/1/14

EFFECTIVE MAY 2014

FORM NS-4896-NY REV. 9/13

Complete appropriate section(s) below as instructed in 11a.

c.	Variable Subaccounts/DCA (No more than 18 different Variable Subaccounts may be selected. At least 1% of your initial purchase payment must be allocated for each Variable Subaccount selected.) Only complete if no Living Benefit Riders are elected.

Variable Subaccounts	DCA Transfers to:

%	%
%	%
%	%
%	%
%	%
%	%
%	%
%	%
%	%
%	%
% Total must be 100%

13.	Portfolio Transfer Authorization ❒ Yes

By checking “Yes,” I authorize and direct National Security to allow my registered representative/agent to make telephone instructions, written instructions (except electronic mail), and/or Internet transfers on my behalf.

14.	Special Requests

15.	Notice

Withdrawals in excess of the maximum annual withdrawal (MAW) amount, called “excess withdrawals,” may result in a permanent reduction in future guaranteed withdrawal amounts.

FORM NS-4896-NY REV. 9/13	5	EFFECTIVE 5/14

EFFECTIVE MAY 2014

FORM NS-4896-NY REV. 9/13

16.	Statement of Applicant

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown on the front and back. I/we further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT OF THE CURRENT PROSPECTUS FOR THE SEPARATE ACCOUNT APPLICABLE TO THE CONTRACT AND ALL AVAILABLE UNDERLYING PORTFOLIOS. I/we agree that no one, except the President, the Secretary, or a Vice President of National Security can make or change any contract. Under penalty of perjury, each Owner certifies that his/her Social Security (or taxpayer identification) number is correct as it appears in this application.

17.	Annuitant Owner’s Signature(s)

Annuitant Signature	Date	Signed at (City/State)

Owner /Applicant Signature (If different from Annuitant)	Date	Signed at (City/State)
(If Trustee, sign with title and attach Trust Certification Form V-4603-NSLAC.) (If corporation, signature of office and title, attach a copy of Corporate Resolution.)

Joint Owner Signature	Date	Signed at (City/State)

E-mail Address of Owner or of Annuitant if Contract issued to Custodian

18.	Statement of Agent

Will this contract change or replace any existing life insurance policy or an annuity of this or any other company? ❒ Yes  ❒ No

If yes, explain in Special Requests, Section 14.

I certify that I am authorized and qualified to discuss this contract. I also certify that I witnessed the Applicant’s signature.

Agent Full Name (Print)	Agent Signature	Agent’s License ID Number

Agent Phone Number	Broker/Dealer Name	National Security Agency Code

Rep. Option:	Client ID (For Linking):

FORM NS-4896-NY REV. 9/13	6	EFFECTIVE 5/14

Variable Subaccount Options

Effective 5/1/14

Subaccount	Investment Adviser (Subadviser)
Ohio National Fund, Inc.
Aggressive Growth Portfolio	(Janus Capital Management LLC)
Balanced Portfolio	(ICON Advisers, Inc.)
Bond Portfolio	Ohio National Investments, Inc.
Bristol Portfolio	(Suffolk Capital Management, LLC)
Bristol Growth Portfolio	(Suffolk Capital Management, LLC)
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)
Capital Appreciation Portfolio	(Jennison Associates LLC)
Capital Growth Portfolio	(Eagle Asset Management, Inc.)
Equity Portfolio	(ClearBridge, LLC)
High Income Bond Portfolio	(Federated Investment Management Company)
Income Opportunity Portfolio	(ICON Advisers, Inc.)
International Portfolio	(Federated Global Investment Management Corp.)
International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)
Mid Cap Opportunity Portfolio	(Goldman Sachs Asset Management Co. L.P.)
Millennium Portfolio	(Neuberger Berman Management LLC)
Money Market Portfolio	Ohio National Investments, Inc.
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.
Omni Portfolio	(Suffolk Capital Management, LLC)
Risk Managed Balanced Portfolio	(Janus Capital Management, LLC and AnchorPath Financial, LLC)
S&P 500® Index Portfolio	Ohio National Investments, Inc.
Small Cap Growth Portfolio	(Janus Capital Management LLC)
Strategic Value Portfolio	(Federated Equity Management Company of Pennsylvania)
Target Equity/Income Portfolio	(First Trust Advisors L.P.)
Target VIP Portfolio	(First Trust Advisors L.P.)
U.S. Equity Portfolio	(ICON Advisers, Inc.)

AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Dynamic Asset Allocation	AllianceBernstein L.P.

Dreyfus Variable Investment Fund
Appreciation Portfolio	The Dreyfus Corporation (Fayez Sarofim & Co.)

Federated Insurance Series
Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania

Federated Insurance Series
Federated Managed Volatility Fund II	Federated Equity Management Company of Pennsylvania
Federated Managed Tail Risk Fund II	Federated Global Investment Management Corp.

Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Fidelity® VIP Equity-Income Portfolio	Fidelity Management & Research Company
Fidelity® VIP Growth Portfolio	Fidelity Management & Research Company
Fidelity® VIP Mid Cap Portfolio	Fidelity Management & Research Company
Fidelity® VIP Real Estate Portfolio	Fidelity Management & Research Company
Fidelity® VIP Target Volatility Portfolio	Strategic Advisers, Inc.

Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund	Franklin Advisers, Inc.
Franklin Income VIP Fund	Franklin Advisers, Inc.
Templeton Foreign VIP Fund	Templeton Investment Counsel, LLC
Franklin Founding Funds Allocation VIP Fund	Franklin Templeton Services, LLC 1

Goldman Sachs Variable Insurance Trust
Goldman Sachs Global Markets Navigator Fund	Goldman Sachs Asset Management, L. P.
Goldman Sachs Large Cap Value Fund	Goldman Sachs Asset Management, L. P.
Goldman Sachs Strategic Growth Fund	Goldman Sachs Asset Management, L. P.
Goldman Sachs U.S. Equity Insights Fund	Goldman Sachs Asset Management, L. P.

Invesco Variable Insurance Funds (Series II)
Invesco V.I. Balanced-Risk Allocation Fund	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund	Invesco Advisers, Inc.

Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Company
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Company
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Company

FORM NS-4896-NY REV. 9/13

Variable Subaccount Options

Effective 5/1/14

(continued)

Subaccount	Investment Adviser (Subadviser)
Janus Aspen Series
Balanced Portfolio	Janus Capital Management LLC
Global Research Portfolio	Janus Capital Management LLC
INTECH U.S. Low Volatility Portfolio	Janus Capital Management LLC
(INTECH Investment Management, LLC)
Janus Portfolio	Janus Capital Management LLC
Overseas Portfolio	Janus Capital Management LLC

JPMorgan Insurance Trust
JPMorgan Insurance Trust Small Cap Core Portfolio	J.P. Morgan Investment Management, Inc.
JPMorgan Insurance Trust Mid Cap Value Portfolio	J.P. Morgan Investment Management, Inc.

Lazard Retirement Series, Inc.
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement Global Dynamic Multi Asset Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC

Legg Mason Partners Variable Equity Trust
ClearBridge Variable All Cap Value Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Investments, LLC)
ClearBridge Variable Equity Income Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Investments, LLC)
ClearBridge Variable Large Cap Value Portfolio	Legg Mason Partners Fund Advisor, LLC
(ClearBridge Investments, LLC)
Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC
(Legg Mason Global Asset Allocation, LLC
and Western Asset Management Company)
MFS® Variable Insurance TrustSM
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company
MFS® New Discovery Series	Massachusetts Financial Services Company
MFS® Total Return Series	Massachusetts Financial Services Company

Morgan Stanley The Universal Institutional Funds, Inc.
Morgan Stanley UIF Core Plus Fixed Income Portfolio	Morgan Stanley Investment Management Inc.
Morgan Stanley UIF Growth Portfolio	Morgan Stanley Investment Management Inc.
Morgan Stanley UIF U.S. Real Estate Portfolio	Morgan Stanley Investment Management Inc.

Neuberger Berman Advisers Management Trust
Neuberger Berman Mid-Cap Intrinsic Value Portfolio	Neuberger Berman Management Inc.

PIMCO Variable Insurance Trust
PIMCO Global Bond Portfolio (Unhedged)	Pacific Investment Management Company LLC
PIMCO Global Diversified Allocation Portfolio	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio	Pacific Investment Management Company LLC
PIMCO Real Return Portfolio	Pacific Investment Management Company LLC
PIMCO CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC
PIMCO Short Term Portfolio	Pacific Investment Management Company LLC

The Prudential Series Fund, Inc.
Jennison Portfolio	Prudential Investments LLC (Jennison Associates LLC)
Jennison 20/20 Focus Portfolio	Prudential Investments LLC (Jennison Associates LLC)

Royce Capital Fund
Royce Micro-Cap Portfolio	Royce & Associates, LLC
Royce Small-Cap Portfolio	Royce & Associates, LLC

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio	(Milliman, Inc.)
TOPS® Managed Risk Growth ETF Portfolio	(Milliman, Inc.)
TOPS® Managed Risk Moderate Growth ETF Portfolio	(Milliman, Inc.)

1 Franklin Templeton Services, LLC is the administrator for Franklin Templeton VIP Founding Funds Allocation Fund, which invests in shares of other series of Franklin Templeton Variable Insurance Products Trust. The advisers of the underlying funds are Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors, Limited.

FORM NS-4896-NY REV. 9/13

Asset Allocation Models

Effective 5/1/14

Your registered representative will help you select one of five Asset Allocation Models with an objective most closely correlated to your financial goals, time horizon, and risk tolerance. All Model portfolios are subject to market risk, financial risk, and sector risk. Additional significant risks affect each portfolio to the extent it might invest in certain kinds of securities, which in turn affect a Model to the extent of its allocation to that portfolio. Primary risks and other potential investment risks of a portfolio are discussed in the prospectus. The Bristol and Bryton Growth Portfolios were added to certain Models at the request of Ohio National.

Model 1: Conservative
PIMCO Total Return Portfolio	42%
PIMCO Real Return Portfolio	16%
High Income Bond Portfolio	9%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	6%
Invesco V.I. Balanced-Risk Allocation Fund	6%
PIMCO Global Bond Portfolio (Unhedged)	4%
Strategic Value Portfolio	3%
Goldman Sachs Large Cap Value Fund	3%
Royce Small-Cap Portfolio	2%
Franklin Flex Cap Growth VIP Fund	2%
Bristol Portfolio	2%
Lazard Retirement International Equity Portfolio	2%
Templeton Foreign VIP Fund	2%
PIMCO CommodityRealReturn® Strategy Portfolio	1%

Model 2: Moderately Conservative
PIMCO Total Return Portfolio	33%
PIMCO Real Return Portfolio	11%
High Income Bond Portfolio	7%
Invesco V.I. Balanced-Risk Allocation Fund	7%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	6%
Lazard Retirement International Equity Portfolio	6%
Goldman Sachs Large Cap Value Fund	5%
Templeton Foreign VIP Fund	4%
Royce Small-Cap Portfolio	3%
Strategic Value Portfolio	3%
Franklin Flex Cap Growth VIP Fund	2%
Bristol Portfolio	2%
Bristol Growth Portfolio	2%
Fidelity® VIP Mid Cap Portfolio	2%
Fidelity® VIP Real Estate Portfolio	2%
PIMCO CommodityRealReturn® Strategy Portfolio	2%
PIMCO Global Bond Portfolio (Unhedged)	2%
Bryton Growth Portfolio	1%

Model 3: Balanced
PIMCO Total Return Portfolio	21%
Lazard Retirement International Equity Portfolio	9%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	8%
Invesco V.I. Balanced-Risk Allocation Fund	8%
PIMCO Real Return Portfolio	7%
Templeton Foreign VIP Fund	7%
Goldman Sachs Large Cap Value Fund	7%
Strategic Value Portfolio	5%
High Income Bond Portfolio	4%
Franklin Flex Cap Growth VIP Fund	4%
Bristol Portfolio	3%
Fidelity® VIP Mid Cap Portfolio	3%
Royce Small-Cap Portfolio	3%
Lazard Emerging Markets Equity Portfolio	3%
PIMCO CommodityRealReturn® Strategy Portfolio	2%
Fidelity® VIP Mid Cap Portfolio	2%
Bryton Growth Portfolio	2%
Bristol Growth Portfolio	2%

Model 4: Moderate Growth
Lazard Retirement International Equity Portfolio	11%
PIMCO Total Return Portfolio	10%
Goldman Sachs Large Cap Value Fund	10%
Templeton Foreign VIP Fund	10%
Invesco V.I. Balanced-Risk Allocation Fund	7%
Royce Small-Cap Portfolio	7%
Strategic Value Portfolio	7%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	7%
Franklin Flex Cap Growth VIP Fund	6%
Fidelity® VIP Mid Cap Portfolio	4%
Lazard Emerging Markets Equity Portfolio	4%
Bristol Portfolio	3%
Bryton Growth Portfolio	3%
PIMCO Real Return Portfolio	3%
PIMCO CommodityRealReturn® Strategy Portfolio	2%
Bristol Growth Portfolio	2%
Fidelity® VIP Real Estate Portfolio	2%
High Income Bond Portfolio	2%

Model 5: Growth
Lazard Retirement International Equity Portfolio	13%
Templeton Foreign VIP Fund	12%
Goldman Sachs Large Cap Value Fund	11%
Royce Small-Cap Portfolio	10%
Strategic Value Portfolio	9%
Franklin Flex Cap Growth VIP Fund	7%
Invesco V.I. Balanced-Risk Allocation Fund	6%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	5%
Lazard Emerging Markets Equity Portfolio	5%
Bristol Portfolio	4%
Fidelity® VIP Mid Cap Portfolio	4%
PIMCO CommodityRealReturn® Strategy Portfolio	3%
Bryton Growth Portfolio	3%
Bristol Growth Portfolio	2%
Fidelity® VIP Real Estate Portfolio	2%
High Income Bond Portfolio	2%
PIMCO Real Return Portfolio	2%

Managed Volatility Model
TOPS® Managed Risk Moderate Growth ETF Portfolio	15%
TOPS® Managed Risk Balanced ETF Portfolio	15%
Legg Mason Dynamic Multi-Strategy VIT Portfolio	10%
PIMCO Global Diversified Allocation Portfolio	10%
Federated Managed Volatility Fund II	8%
Goldman Sachs Global Markets Navigator Fund	8%
TOPS® Managed Risk Growth ETF Portfolio	8%
Fidelity® VIP Target Volatility Portfolio	8%
Janus INTECH U.S. Low Volatility Portfolio	8%
Balanced Portfolio	4%
Invesco V.I. Balanced-Risk Allocation Fund	2%
AllianceBernstein Dynamic Asset Allocation	2%
Lazard Retirement Global Dynamic Multi Asset Portfolio	2%

FORM NS-4896-NY REV. 9/13